SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☑

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12

The Clorox Company
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II L.P.

Icahn Partners Master Fund III L.P.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

Carl C. Icahn

A.B. Krongard

David Schechter

William A. Leidesdorf

Vincent J. Intrieri

James L. Nelson

Jack G. Wasserman

Daniel A. Ninivaggi

Brett Icahn

Glenn R. Zander

Randolph C. Read

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On August 19, 2011, Carl C. Icahn and affiliated entities filed Amendment No. 4 to a Schedule 13D relating to The Clorox Company, a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A. B. KRONGARD, DAVID SCHECHTER, WILLIAM A. LEIDESDORF, VINCENT J. INTRIERI, JAMES L. NELSON, JACK G. WASSERMAN, DANIEL A. NINIVAGGI, BRETT ICAHN, GLENN R. ZANDER, RANDOLPH C. READ, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF THE CLOROX COMPANY FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE CLOROX COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT I HERETO.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 4)*

The Clorox Company

(Name of Issuer)

Common Stock, Par Value $1.00

(Title of Class of Securities)

189054109

(CUSIP Number)

Keith Schaitkin, Esq. Icahn Capital LP 767 Fifth Avenue, 47th Floor New York, New York 10153 (212) 702-4300

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

August 18, 2011

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,500,000
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,500,000
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,500,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.87%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,500,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,500,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,500,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.87%
14	TYPE OF REPORTING PERSON OO

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 2,500,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 2,500,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,500,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.87%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 4,218,874
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 4,218,874
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,218,874
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.16%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 1,310,424
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 1,310,424
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,310,424
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.98%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 637,628
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 637,628
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 637,628
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.48%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 6,166,926
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 6,166,926
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 6,166,926
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.63%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 3,833,074
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 3,833,074
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,833,074
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 2.87%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 3,833,074
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 3,833,074
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 3,833,074
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 2.87%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 10,000,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 10,000,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 10,000,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.50%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 10,000,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 10,000,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 10,000,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.50%
14	TYPE OF REPORTING PERSON OO

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 10,000,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 10,000,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 10,000,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.50%
14	TYPE OF REPORTING PERSON PN

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 10,000,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 10,000,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 10,000,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.50%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 10,000,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 10,000,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 10,000,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.50%
14	TYPE OF REPORTING PERSON CO

SCHEDULE 13D

CUSIP No. 189054109

1.	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 12,500,000
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 12,500,000
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 12,500,000
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.37%
14	TYPE OF REPORTING PERSON IN

SCHEDULE 13D

Item 1. Security and Issuer

This statement constitutes Amendment No. 4 to the Schedule 13D relating to the Common Stock, par value $1.00 (the “Shares”), issued by The Clorox Company (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on February 11, 2011 and amended by amendments No.1 through 3 thereto (as amended, the “Initial Schedule 13D”), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4. Purpose of Transaction

Item 4 is hereby amended by adding the following:

On August 18, 2011, the Reporting Persons delivered a letter to the Issuer (the “Notification Letter”), notifying the Issuer, as required by the Issuer’s bylaws, that the Reporting Persons intend to appear at the Issuer’s 2011 annual meeting of stockholders to nominate and seek to elect the eleven individuals named in the Notification Letter to the Issuer’s eleven-member board of directors. A copy of the Notification Letter is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the Notification Letter are qualified in their entirety by reference to the Notification Letter.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF THE CLOROX COMPANY FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE CLOROX COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 7. Material to be Filed as Exhibits

1.	The Notification Letter

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: August 19, 2011

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By:	Hopper Investments LLC, general partner

By:	/s/ Edward E. Mattner
Name:	Edward E. Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP
	By:	IPH GP LLC, its general partner
	By:	Icahn Enterprises Holdings L.P., its sole member
	By:	Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
	By:	Icahn Enterprises Holdings L.P., its sole member
	By:	Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
	By:	Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:	/s/ Dominick Ragone
	Name:	Dominick Ragone
	Title:	Chief Financial Officer

/s/ Carl C. Icahn
CARL C. ICAHN

Exhibit 1

HIGH RIVER LIMITED PARTNERSHIP

c/o Icahn Associates Corp.

767 Fifth Avenue, 46th Floor

New York, NY 10153

August 19, 2011

By Hand, Facsimile and Email

The Clorox Company

1221 Broadway

Oakland, CA 94612-1888

Attention: Secretary

Re:	Notice (this “Notice”) of Nominations of Persons for Election to the Board of Directors at the 2011 Annual Meeting of Stockholders of The Clorox Company (the “Corporation”)

Ladies and Gentlemen:

High River Limited Partnership, a Delaware limited partnership (“High River” or the “Record Holder”) hereby submits this Notice on the date hereof pursuant to the requirements (the “Bylaw Requirements”) set forth in the Amended and Restated Bylaws of the Corporation (the “Bylaws”), of its intent to nominate each person on the Slate (as defined below) for election to the board of directors of the Corporation at the 2011 annual meeting of Stockholders of the Corporation (the “Annual Meeting”), or a special meeting of Stockholders of the Corporation called for a similar purpose. This Notice is submitted by the Record Holder and on behalf of the Direct Beneficial Owners (as defined below) and the Beneficial Owners (as defined in Annex A).

As of the close of business on August 19, 2011: (i) High River represents that it is the holder of record of, and is entitled to vote, 1000 shares of Common Stock, $1.00 par value per share, of the Corporation (the “Shares”) and that it is the direct beneficial owner (as defined in Section 10, subsection (c)(ii) of the Bylaws) of 2,500,000 Shares (including the 1000 Shares of which High River is the stockholder of record); (ii) Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), represents that it is the direct beneficial owner of 3,833,074 Shares and that it is not the holder of record of any Shares; (iii) Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership (“Icahn Master”), represents that it is the direct beneficial owner of 4,218,874 Shares and that it is not the holder of record of any Shares; (iv) Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership (“Icahn Master II”), represents that it is the direct beneficial owner of 1,310,424 Shares and that it is not the holder of record of any Shares; (v) Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership (“Icahn Master III” and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Direct Beneficial Owners”), represents that it is the direct beneficial owner of 637,628 Shares and that it is not the holder of record of any Shares; in each case as further described in Annex A. Carl C. Icahn, by virtue of his relationship to High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III is deemed to beneficially own the Shares which High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III directly beneficially own, as further described in Annex A.

1

The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 46th Floor, New York, NY 10153. Each of Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River is primarily engaged in the business of investing in securities. High River believes that its name and address set forth above is the name and address for the Record Holder that appears on the Corporation’s books.

The Record Holder hereby represents that it intends to appear in person or by proxy at the Annual Meeting to nominate for election to the board of directors of the Corporation (the “Board”) the following persons (each, a “Nominee” and collectively, the “Slate”):

Carl C. Icahn

A.B. Krongard

David Schechter

William A. Leidesdorf

Vincent J. Intrieri

James L. Nelson

Jack G. Wasserman

Daniel A. Ninivaggi

Brett Icahn

Glenn R. Zander

Randolph C. Read

Carl Icahn has significant business experience as a director in various companies and has created value in companies across multiple industries over the past 40 years. Mr. Krongard has an impressive background as a leader in both the private and public sectors, having served as Chairman and Chief Executive Officer of Alex. Brown Incorporated, the nation’s oldest investment banking firm, and as Executive Director of the Central Intelligence Agency. Mr. Schechter has a strong record as a sophisticated investor and has served on a number of public and private boards, which has provided him with a broad understanding of the operational, financial and strategic issues facing public and private companies. Mr. Leidesdorf has significant business experience and leadership as a director in various companies. Mr. Leidesdorf’s operational experience has enabled him to understand the business and financial issues that a company may face. Mr. Intrieri has significant experience as a director of various companies which enables him to understand the complex business and financial issues that a company may face. Mr. Nelson has significant experience as Chief Executive Officer, Director and Chairman of the audit committee of various companies. Mr. Wasserman has significant experience as a director of various companies. Mr. Wasserman has practiced law for almost 40 years and is familiar with financial statements and domestic and trans-border transactions. Mr. Ninivaggi has a strong background in operations and management having served in various executive roles and having served on a number of public and private boards, including Motorola Mobility and CIT Group. Mr. Brett Icahn’s experience as a portfolio manager and investment analyst provide him with strong skills in dealing with financial matters. Brett Icahn has also served on a number of public and private boards. Mr. Zander has a substantial operational background having served as chief executive officer and chief financial officer and other executive positions. Mr. Read has significant finance and investing experience having served as a director and executive officer for various financial and other companies. The Record Holder believes that these individuals’ knowledge of operations, investments, law and corporate finance will significantly improve the expertise and leadership of the Board.

2

In this Notice: (i) certain information relating to the Direct Beneficial Owners and the Beneficial Owner(s) (as defined in Annex A) is set forth in the body of this Notice (including the footnotes hereto) and Annex A; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex B; and (iii) the written consent of each Nominee to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected and a statement from each Nominee that such Nominee, if elected, intends to tender a resignation effective upon such Nominee’s failure to receive the required vote for re-election at the next meeting at which such Nominee would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Bylaws, is attached as Annex C. Each Nominee (other than Carl Icahn, Brett Icahn, David Schechter, Vincent Intrieri and Daniel Ninivaggi) is also party to an agreement substantially in the form attached hereto as Annex D, pursuant to which an affiliate of the Direct Beneficial Owners has agreed to pay certain fees to certain of such Nominees and to indemnify each such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting (the “Nominee Agreement”).

Each Direct Beneficial Owner and Beneficial Owner hereby represents that: (i) it will notify the Corporation in writing within five business days after the record date for the Annual Meeting of the class and number of shares of capital stock of the Corporation owned of record by it as of the record date for the meeting (except as otherwise provided in Section 10, subsection (a)(iii) of the Bylaws); (ii) it intends to appear in person or by proxy at the meeting to nominate the Slate; (iii) it will notify the Corporation in writing within five business days after the record date for the Annual Meeting of any agreement, arrangement, or understanding in effect as of the record date for the Annual Meeting (except as otherwise provided in Section 10, subsection (a)(iii) of the Bylaws) with respect to the nomination or other business between or among it and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or beneficial owner); (iv) it will notify the Corporation in writing within five business days after the record date for the Annual Meeting of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) in effect as of the record date for the Annual Meeting (except as otherwise provided in Section 10, subsection (a)(iii) of the Bylaws) that has been entered by, or on behalf of, it, the effect or intent of which is to mitigate loss, manage risk, or benefit from changes in the share price of any class of the Corporation’s capital stock, or maintain, increase or decrease the voting power of it with respect to shares of stock of the Corporation; and (v) it will engage in a solicitation with respect to the nomination of the Slate and the participants (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation will be the Direct Beneficial Owners, the Beneficial Owners and the Nominees and it intends or is part of a group which intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to elect the Slate to the Board (in person or by proxy).

3

Each Nominee, Direct Beneficial Owner and Beneficial Owner has an interest in the election of directors at the Annual Meeting: (i) directly and/or indirectly through the beneficial ownership (if any) of Shares, as described on Annex A, and any applicable attachments thereto; (ii) with respect to each of Mr. David Schechter and Mr. Brett Icahn, through his participatory interest in the profits derived by entities affiliated with Icahn Capital LP from their investment in certain companies, including the Corporation, as described in Annex B; (iii) with respect to Mr. Intrieri, indirectly through an investment in Icahn Partners; (iv) with respect to Mr. Ninivaggi, indirectly through certain options to purchase depositary units of Icahn Enterprises L.P.; and (v) pursuant to the Nominee Agreement, if applicable, relating to such Nominee and Icahn Capital LP.

With respect to each Nominee, other than as disclosed in this Notice: (i) such Nominee is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee’s associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

With respect to each Direct Beneficial Owner and Beneficial Owner, other than as disclosed in this Notice, (i) neither such Direct Beneficial Owner nor such Beneficial Owner is, or was, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Direct Beneficial Owner, Beneficial Owner nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

Each of David Schechter, Vincent Intrieri, Brett Icahn and Daniel Ninivaggi are employed by entities affiliated with Carl Icahn.

With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) the New York Stock Exchange listing standards.

The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes and all attachments thereto, as applicable.

4

Unless expressly indicated otherwise herein, information is set forth herein as of the close of business on August 19, 2011. Neither the delivery of this Notice nor any delivery by any Direct Beneficial Owner, Beneficial Owner, or Nominee of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) that such delivery is required or that each and every item or any item of information is required or as to the legality or enforceability of any notice requirement or any other matter, or a waiver by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) of their right to contest or challenge, in any way, the validity or enforceability of any notice requirement or any other matter (including actions taken by the Board in anticipation of, or following receipt of, this Notice). Furthermore, this Notice assumes that the Board will nominate a total of eleven director nominees for election to the Board at the Annual Meeting and if the Board increases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Record Holder reserves the right to add additional director nominees in respect of each such additional directorship. In the event any statement or other information in this Notice is not correct, or to the extent any applicable information has been omitted from this Notice, the Direct Beneficial Owners, Beneficial Owners and Nominees reserve the right to correct and/or supplement any such statement or other information set forth in this Notice.

[Signature page follows]

5

Very truly yours,

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, its general partner By: Barberry Corp., its sole member

By:	/s/ Edward E. Mattner
Name:	Edward E. Mattner
Title:	Authorized Signatory

[Signature page to Stockholders’ Notice of Nominations of Persons for Election to the Board of

Directors at the 2011 Annual Meeting of Stockholders of The Clorox Company]

Annex A

Security Ownership of Direct Beneficial Owners

(1) Title of Class	(2) Name of Beneficial Owner[1]	(3) Amount of Beneficial Ownership	(4) Percent of Class[2]
Common Stock, par value $1.00 per share (“Shares”)	High River	2,500,000	1.87%
Shares	Icahn Partners	3,833,074	2.87%
Shares	Icahn Master	4,218,874	3.16%
Shares	Icahn Master II	1,310,424	0.98%
Shares	Icahn Master III	637,628	0.48%

Description of Beneficial Ownership and Beneficial Owners

Barberry Corp., a Delaware corporation (“Barberry”), is the sole member of Hopper Investments LLC, a Delaware limited liability company (“Hopper”), which is the general partner of High River. Beckton Corp., a Delaware corporation (“Beckton”) is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Holdings”). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company (“IPH”), which is the general partner of Icahn Capital L.P., a Delaware limited partnership (“Icahn Capital”). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn (“Mr. Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, the “Beneficial Owners” and each of them a “Beneficial Owner”). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners.

[1]

Please note that each stockholder Holder listed in this table is, as of the date of this Notice, the direct beneficial owner of the Shares set forth under the heading “(3) Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

[2]

Please note that percentages of ownership set forth in this column were calculated based on the 133,334,804 Shares stated to be outstanding as of March 31, 2011 by the Corporation in the Corporation’s Form 10-Q filed for the quarterly period ended March 31, 2011.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises L.P. and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, casino gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation (“Starfire”), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire’s subsidiaries.

The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 12,500,000 Shares, representing approximately 9.37% of the Corporation’s outstanding Shares (based upon the 133,334,804 Shares stated to be outstanding as of March 31, 2011 by the Corporation in the Corporation’s Form 10-Q filed for the quarterly period ended March 31, 2011).

High River has sole voting power and sole dispositive power with regard to 2,500,000 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 3,833,074 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 4,218,874 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 1,310,424 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 637,628 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 2,500,000 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 3,833,074 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 6,166,926 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

Without acknowledging the following disclosure is required, on January 5, 2001, Reliance Group Holdings, Inc. (“Reliance”) commenced an action in the United States District Court for the Southern District of New York against Carl C. Icahn, Icahn Associates Corp. and High River alleging that High River’s tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff’s motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff’s stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

Two Year Summary Table:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase and sale.

Name	Date	Shares Purchased/Call Options Exercised
High River	2/10/2011	136,645
High River	2/11/2011	63,356
High River	3/18/2011	2,299,999	[3]

[3]	The Direct Beneficial Owner acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Icahn Partners	2/10/2011	209,505
Icahn Partners	2/11/2011	97,142
Icahn Partners	3/18/2011	3,526,427	[3]
Icahn Master	2/10/2011	230,593
Icahn Master	2/11/2011	106,917
Icahn Master	3/18/2011	3,881,364	[3]
Icahn Master II	2/10/2011	71,624
Icahn Master II	2/11/2011	33,210
Icahn Master II	3/18/2011	1,205,590	[3]
Icahn Master III	2/10/2011	34,853
Icahn Master III	2/11/2011	16,155
Icahn Master III	3/18/2011	586,620	[3]

Shares purchased by each of the Direct Beneficial Owners are maintained in margin accounts that include positions in securities in addition to the Shares. As of August 17, 2011, the indebtedness of (i) High River’s margin account was approximately $532.1 million, (ii) Icahn Partners’ margin account was approximately $789.2 million, (iii) Icahn Master’s margin account was approximately $944.0 million, (iv) Icahn Master II’s margin account was approximately $259.1 million, and (v) Icahn Master III’s margin account was approximately $124.5 million.

ANNEX A

Attachment 1-A

The following are American call options purchased by the Direct Beneficial Owners, which were written by UBS AG with a $41.00 strike price and an expiration date of December 21, 2012, and which provided for physical settlement. These are further described in the chart set forth below. On March 18, 2011, the Direct Beneficial Owners exercised all of their respective call options.

NAME	DATE	Quantity	Option Premium Paid ($)
High River	12/21/2010	29,304	654,229.38
High River	12/22/2010	8,327	187,806.33
High River	12/23/2010	4,578	103,979.66
High River	12/27/2010	5,333	121,494.81
High River	12/28/2010	5,849	133,542.03
High River	12/29/2010	4,942	112,936.07
High River	12/30/2010	5,918	134,030.27
High River	12/31/2010	17,643	394,836.23
High River	1/03/2011	267,220	5,431,032.72
High River	1/04/2011	332,611	6,707,666.25
High River	1/05/2011	61,561	1,274,725.16
High River	1/06/2011	76,455	1,625,112.19
High River	1/07/2011	100,000	2,131,860.00
High River	1/10/2011	46,769	1,003,176.34
High River	1/11/2011	28,241	607,156.08
High River	1/13/2011	23,254	520,940.76
High River	1/14/2011	29,233	664,103.60
High River	1/18/2011	32,712	745,493.40
High River	1/19/2011	77,280	1,721,651.57
High River	1/20/2011	57,270	1,301,752.83
High River	1/21/2011	55,045	1,247,974.74
High River	1/24/2011	42,454	957,422.61
High River	1/25/2011	27,703	620,469.63
High River	1/26/2011	21,281	478,171.30
High River	1/27/2011	9,016	199,049.84
High River	2/01/2011	92,000	2,046,760.80
High River	2/02/2011	81,112	1,793,605.32
High River	2/03/2011	114,388	2,564,361.62
High River	2/04/2011	244,854	5,776,179.32
High River	2/07/2011	201,180	4,934,925.28
High River	2/08/2011	89,046	2,248,856.73
High River	2/09/2011	107,420	2,687,981.40
Icahn Partners	12/21/2010	44,743	998,914.32

Icahn Partners	12/22/2010	12,714	286,750.28
Icahn Partners	12/23/2010	6,990	158,763.17
Icahn Partners	12/27/2010	8,143	185,511.38
Icahn Partners	12/28/2010	8,930	203,886.19
Icahn Partners	12/29/2010	7,544	172,397.75
Icahn Partners	12/30/2010	9,036	204,646.42
Icahn Partners	12/31/2010	26,939	602,873.27
Icahn Partners	1/03/2011	410,222	8,337,433.97
Icahn Partners	1/04/2011	509,960	10,284,210.33
Icahn Partners	1/05/2011	94,385	1,954,401.88
Icahn Partners	1/06/2011	117,221	2,491,626.13
Icahn Partners	1/07/2011	153,320	3,268,567.75
Icahn Partners	1/10/2011	71,707	1,538,086.47
Icahn Partners	1/11/2011	43,298	930,868.03
Icahn Partners	1/13/2011	35,653	798,705.64
Icahn Partners	1/14/2011	44,821	1,018,225.55
Icahn Partners	1/18/2011	50,155	1,143,012.39
Icahn Partners	1/19/2011	118,485	2,639,620.68
Icahn Partners	1/20/2011	87,805	1,995,816.43
Icahn Partners	1/21/2011	84,396	1,913,417.67
Icahn Partners	1/24/2011	65,090	1,467,909.68
Icahn Partners	1/25/2011	42,474	951,298.67
Icahn Partners	1/26/2011	32,628	733,131.58
Icahn Partners	1/27/2011	13,822	305,153.82
Icahn Partners	2/01/2011	141,100	3,139,108.14
Icahn Partners	2/02/2011	124,363	2,750,001.71
Icahn Partners	2/03/2011	175,383	3,931,753.63
Icahn Partners	2/04/2011	375,417	8,856,199.66
Icahn Partners	2/07/2011	308,456	7,566,394.83
Icahn Partners	2/08/2011	136,527	3,447,989.39
Icahn Partners	2/09/2011	164,700	4,121,304.57
Icahn Master	12/21/2010	50,677	1,131,394.43
Icahn Master	12/22/2010	14,400	324,776.16
Icahn Master	12/23/2010	7,917	179,818.03
Icahn Master	12/27/2010	9,223	210,115.62
Icahn Master	12/28/2010	10,115	230,941.63
Icahn Master	12/29/2010	8,546	195,295.76
Icahn Master	12/30/2010	10,234	231,778.61
Icahn Master	12/31/2010	30,511	682,811.77
Icahn Master	1/03/2011	447,787	9,100,912.55
Icahn Master	1/04/2011	561,550	11,324,610.39
Icahn Master	1/05/2011	103,935	2,152,150.86
Icahn Master	1/06/2011	129,080	2,743,698.66
Icahn Master	1/07/2011	168,831	3,599,240.56

Icahn Master	1/10/2011	78,960	1,693,660.42
Icahn Master	1/11/2011	47,679	1,025,055.59
Icahn Master	1/13/2011	39,259	879,487.97
Icahn Master	1/14/2011	49,354	1,121,204.43
Icahn Master	1/18/2011	55,228	1,258,624.03
Icahn Master	1/19/2011	130,473	2,906,690.54
Icahn Master	1/20/2011	96,688	2,197,727.91
Icahn Master	1/21/2011	92,934	2,106,990.35
Icahn Master	1/24/2011	71,675	1,616,414.60
Icahn Master	1/25/2011	46,772	1,047,561.84
Icahn Master	1/26/2011	35,927	807,258.13
Icahn Master	1/27/2011	15,220	336,018.03
Icahn Master	2/01/2011	154,222	3,431,038.52
Icahn Master	2/02/2011	136,879	3,026,764.26
Icahn Master	2/03/2011	193,038	4,327,545.19
Icahn Master	2/04/2011	413,204	9,747,606.32
Icahn Master	2/07/2011	339,499	8,327,876.52
Icahn Master	2/08/2011	150,269	3,795,043.60
Icahn Master	2/09/2011	181,278	4,536,137.52
Icahn Master II	12/21/2010	14,661	327,315.62
Icahn Master II	12/22/2010	4,166	93,959.55
Icahn Master II	12/23/2010	2,291	52,035.25
Icahn Master II	12/27/2010	2,666	60,736.01
Icahn Master II	12/28/2010	2,926	66,805.26
Icahn Master II	12/29/2010	2,473	56,513.74
Icahn Master II	12/30/2010	2,960	67,037.78
Icahn Master II	12/31/2010	8,827	197,541.20
Icahn Master II	1/03/2011	141,701	2,879,959.46
Icahn Master II	1/04/2011	174,036	3,509,731.80
Icahn Master II	1/05/2011	32,211	666,983.51
Icahn Master II	1/06/2011	40,005	850,338.28
Icahn Master II	1/07/2011	52,324	1,115,474.43
Icahn Master II	1/10/2011	24,472	524,914.61
Icahn Master II	1/11/2011	14,777	317,692.20
Icahn Master II	1/13/2011	12,167	272,567.57
Icahn Master II	1/14/2011	15,296	347,488.41
Icahn Master II	1/18/2011	17,116	390,066.79
Icahn Master II	1/19/2011	40,437	900,859.53
Icahn Master II	1/20/2011	29,967	681,152.91
Icahn Master II	1/21/2011	28,801	652,973.39
Icahn Master II	1/24/2011	22,213	500,947.58
Icahn Master II	1/25/2011	14,495	324,647.41
Icahn Master II	1/26/2011	11,136	250,219.24
Icahn Master II	1/27/2011	4,720	104,205.33

Icahn Master II	2/01/2011	49,492	1,101,068.32
Icahn Master II	2/02/2011	42,516	940,143.55
Icahn Master II	2/03/2011	59,958	1,344,144.44
Icahn Master II	2/04/2011	128,346	3,027,720.64
Icahn Master II	2/07/2011	105,453	2,586,751.54
Icahn Master II	2/08/2011	46,675	1,178,777.13
Icahn Master II	2/09/2011	56,306	1,408,950.67
Icahn Master III	12/21/2010	7,137	159,337.81
Icahn Master III	12/22/2010	2,028	45,739.31
Icahn Master III	12/23/2010	1,115	25,324.88
Icahn Master III	12/27/2010	1,299	29,593.43
Icahn Master III	12/28/2010	1,424	32,512.20
Icahn Master III	12/29/2010	1,203	27,491.32
Icahn Master III	12/30/2010	1,442	32,658.27
Icahn Master III	12/31/2010	4,297	96,163.42
Icahn Master III	1/03/2011	69,170	1,405,824.91
Icahn Master III	1/04/2011	84,900	1,712,152.83
Icahn Master III	1/05/2011	15,713	325,364.38
Icahn Master III	1/06/2011	19,516	414,828.19
Icahn Master III	1/07/2011	25,525	544,157.27
Icahn Master III	1/10/2011	11,939	256,086.77
Icahn Master III	1/11/2011	7,209	154,987.01
Icahn Master III	1/13/2011	5,937	133,001.86
Icahn Master III	1/14/2011	7,462	169,518.73
Icahn Master III	1/18/2011	8,349	190,270.37
Icahn Master III	1/19/2011	19,725	439,435.52
Icahn Master III	1/20/2011	14,619	332,291.33
Icahn Master III	1/21/2011	14,051	318,562.87
Icahn Master III	1/24/2011	10,836	244,373.47
Icahn Master III	1/25/2011	7,071	158,370.60
Icahn Master III	1/26/2011	5,433	122,076.25
Icahn Master III	1/27/2011	2,301	50,800.10
Icahn Master III	2/01/2011	23,186	515,828.22
Icahn Master III	2/02/2011	20,688	457,467.54
Icahn Master III	2/03/2011	29,173	654,003.23
Icahn Master III	2/04/2011	62,450	1,473,214.24
Icahn Master III	2/07/2011	51,312	1,258,678.23
Icahn Master III	2/08/2011	22,712	573,591.56
Icahn Master III	2/09/2011	27,398	685,582.89

ANNEX A

Attachment 1-B

The following are European put options which were written by the Direct Beneficial Owners to UBS AG and had a $41.00 strike price and an expiration date of December 21, 2012, and provided for cash settlement only and are further described in the chart set forth below. On March 18, 2011, the Direct Beneficial Owners exercised all of the call options described in Annex A, Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

NAME	DATE	Quantity	Option Premium Received ($)
High River	12/21/2010	29,304	293.04
High River	12/22/2010	8,327	83.27
High River	12/23/2010	4,578	45.78
High River	12/27/2010	5,333	53.33
High River	12/28/2010	5,849	58.49
High River	12/29/2010	4,942	49.42
High River	12/30/2010	5,918	59.18
High River	12/31/2010	17,643	176.43
High River	1/03/2011	267,220	2,672.20
High River	1/04/2011	332,611	3,326.11
High River	1/05/2011	61,561	615.61
High River	1/06/2011	76,455	764.55
High River	1/07/2011	100,000	1,000.00
High River	1/10/2011	46,769	467.69
High River	1/11/2011	28,241	282.41
High River	1/13/2011	23,254	232.54
High River	1/14/2011	29,233	292.33
High River	1/18/2011	32,712	327.12
High River	1/19/2011	77,280	772.80
High River	1/20/2011	57,270	572.70
High River	1/21/2011	55,045	550.45
High River	1/24/2011	42,454	424.54
High River	1/25/2011	27,703	277.03
High River	1/26/2011	21,281	212.81
High River	1/27/2011	9,016	90.16
High River	2/01/2011	92,000	920.00
High River	2/02/2011	81,112	811.12
High River	2/03/2011	114,388	1,143.88
High River	2/04/2011	244,854	2,448.54
High River	2/07/2011	201,180	2,011.80
High River	2/08/2011	89,046	890.46
High River	2/09/2011	107,420	1,074.20

Icahn Partners	12/21/2010	44,743	447.43
Icahn Partners	12/22/2010	12,714	127.14
Icahn Partners	12/23/2010	6,990	69.90
Icahn Partners	12/27/2010	8,143	81.43
Icahn Partners	12/28/2010	8,930	89.30
Icahn Partners	12/29/2010	7,544	75.44
Icahn Partners	12/30/2010	9,036	90.36
Icahn Partners	12/31/2010	26,939	269.39
Icahn Partners	1/03/2011	410,222	4,102.22
Icahn Partners	1/04/2011	509,960	5,099.60
Icahn Partners	1/05/2011	94,385	943.85
Icahn Partners	1/06/2011	117,221	1,172.21
Icahn Partners	1/07/2011	153,320	1,533.20
Icahn Partners	1/10/2011	71,707	717.07
Icahn Partners	1/11/2011	43,298	432.98
Icahn Partners	1/13/2011	35,653	356.53
Icahn Partners	1/14/2011	44,821	448.21
Icahn Partners	1/18/2011	50,155	501.55
Icahn Partners	1/19/2011	118,485	1,184.85
Icahn Partners	1/20/2011	87,805	878.05
Icahn Partners	1/21/2011	84,396	843.96
Icahn Partners	1/24/2011	65,090	650.90
Icahn Partners	1/25/2011	42,474	424.74
Icahn Partners	1/26/2011	32,628	326.28
Icahn Partners	1/27/2011	13,822	138.22
Icahn Partners	2/01/2011	141,100	1,411.00
Icahn Partners	2/02/2011	124,363	1,243.63
Icahn Partners	2/03/2011	175,383	1,753.83
Icahn Partners	2/04/2011	375,417	3,754.17
Icahn Partners	2/07/2011	308,456	3,084.56
Icahn Partners	2/08/2011	136,527	1,365.27
Icahn Partners	2/09/2011	164,700	1,647.00
Icahn Master	12/21/2010	50,677	506.77
Icahn Master	12/22/2010	14,400	144.00
Icahn Master	12/23/2010	7,917	79.17
Icahn Master	12/27/2010	9,223	92.23
Icahn Master	12/28/2010	10,115	101.15
Icahn Master	12/29/2010	8,546	85.46
Icahn Master	12/30/2010	10,234	102.34
Icahn Master	12/31/2010	30,511	305.11
Icahn Master	1/03/2011	447,787	4,477.87
Icahn Master	1/04/2011	561,550	5,615.50
Icahn Master	1/05/2011	103,935	1,039.35

Icahn Master	1/06/2011	129,080	1,290.80
Icahn Master	1/07/2011	168,831	1,688.31
Icahn Master	1/10/2011	78,960	789.60
Icahn Master	1/11/2011	47,679	476.79
Icahn Master	1/13/2011	39,259	392.59
Icahn Master	1/14/2011	49,354	493.54
Icahn Master	1/18/2011	55,228	552.28
Icahn Master	1/19/2011	130,473	1,304.73
Icahn Master	1/20/2011	96,688	966.88
Icahn Master	1/21/2011	92,934	929.34
Icahn Master	1/24/2011	71,675	716.75
Icahn Master	1/25/2011	46,772	467.72
Icahn Master	1/26/2011	35,927	359.27
Icahn Master	1/27/2011	15,220	152.20
Icahn Master	2/01/2011	154,222	1,542.22
Icahn Master	2/02/2011	136,879	1,368.79
Icahn Master	2/03/2011	193,038	1,930.38
Icahn Master	2/04/2011	413,204	4,132.04
Icahn Master	2/07/2011	339,499	3,394.99
Icahn Master	2/08/2011	150,269	1,502.69
Icahn Master	2/09/2011	181,278	1,812.78
Icahn Master II	12/21/2010	14,661	146.61
Icahn Master II	12/22/2010	4,166	41.66
Icahn Master II	12/23/2010	2,291	22.91
Icahn Master II	12/27/2010	2,666	26.66
Icahn Master II	12/28/2010	2,926	29.26
Icahn Master II	12/29/2010	2,473	24.73
Icahn Master II	12/30/2010	2,960	29.60
Icahn Master II	12/31/2010	8,827	88.27
Icahn Master II	1/03/2011	141,701	1,417.01
Icahn Master II	1/04/2011	174,036	1,740.36
Icahn Master II	1/05/2011	32,211	322.11
Icahn Master II	1/06/2011	40,005	400.05
Icahn Master II	1/07/2011	52,324	523.24
Icahn Master II	1/10/2011	24,472	244.72
Icahn Master II	1/11/2011	14,777	147.77
Icahn Master II	1/13/2011	12,167	121.67
Icahn Master II	1/14/2011	15,296	152.96
Icahn Master II	1/18/2011	17,116	171.16
Icahn Master II	1/19/2011	40,437	404.37
Icahn Master II	1/20/2011	29,967	299.67
Icahn Master II	1/21/2011	28,801	288.01
Icahn Master II	1/24/2011	22,213	222.13
Icahn Master II	1/25/2011	14,495	144.95

Icahn Master II	1/26/2011	11,136	111.36
Icahn Master II	1/27/2011	4,720	47.20
Icahn Master II	2/01/2011	49,492	494.92
Icahn Master II	2/02/2011	42,516	425.16
Icahn Master II	2/03/2011	59,958	599.58
Icahn Master II	2/04/2011	128,346	1,283.46
Icahn Master II	2/07/2011	105,453	1,054.53
Icahn Master II	2/08/2011	46,675	466.75
Icahn Master II	2/09/2011	56,306	563.06
Icahn Master III	12/21/2010	7,137	71.37
Icahn Master III	12/22/2010	2,028	20.28
Icahn Master III	12/23/2010	1,115	11.15
Icahn Master III	12/27/2010	1,299	12.99
Icahn Master III	12/28/2010	1,424	14.24
Icahn Master III	12/29/2010	1,203	12.03
Icahn Master III	12/30/2010	1,442	14.42
Icahn Master III	12/31/2010	4,297	42.97
Icahn Master III	1/03/2011	69,170	691.70
Icahn Master III	1/04/2011	84,900	849.00
Icahn Master III	1/05/2011	15,713	157.13
Icahn Master III	1/06/2011	19,516	195.16
Icahn Master III	1/07/2011	25,525	255.25
Icahn Master III	1/10/2011	11,939	119.39
Icahn Master III	1/11/2011	7,209	72.09
Icahn Master III	1/13/2011	5,937	59.37
Icahn Master III	1/14/2011	7,462	74.62
Icahn Master III	1/18/2011	8,349	83.49
Icahn Master III	1/19/2011	19,725	197.25
Icahn Master III	1/20/2011	14,619	146.19
Icahn Master III	1/21/2011	14,051	140.51
Icahn Master III	1/24/2011	10,836	108.36
Icahn Master III	1/25/2011	7,071	70.71
Icahn Master III	1/26/2011	5,433	54.33
Icahn Master III	1/27/2011	2,301	23.01
Icahn Master III	2/01/2011	23,186	231.86
Icahn Master III	2/02/2011	20,688	206.88
Icahn Master III	2/03/2011	29,173	291.73
Icahn Master III	2/04/2011	62,450	624.50
Icahn Master III	2/07/2011	51,312	513.12
Icahn Master III	2/08/2011	22,712	227.12
Icahn Master III	2/09/2011	27,398	273.98

ANNEX B

Attachment 1

Information about Nominees

Name:	Carl C. Icahn

Age:	75

Business
Address:	Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153

Residence
Address:	REDACTED

Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as described in Annex A.

Mr. Icahn has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P. (“IEP”), and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. From November 2004 through August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of IEP. IEP is a diversified holding company engaged in a variety of businesses, including investment management, automotive, metals, real estate, home fashion, railcar, casino gaming and food packaging. Since March 2010, Mr. Icahn has been the chairman of the board of directors of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts. Mr. Icahn has served as chairman of the board and as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, since 1994. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006 and of its predecessor from January 2003 to February 2006. In October 2005, Mr. Icahn became a director of WestPoint International, Inc., a manufacturer of bed and bath home fashion products. Mr. Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, Nevada, which, until February 2008, was a subsidiary of IEP. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Entertainment Holdings, Inc., the owner and operator of The Sands Hotel and Casino in Atlantic City until November 2006. From September 2006 to November 2008, Mr. Icahn was a director of ImClone Systems Incorporated, a biopharmaceutical company, and from October 2006 to November 2008, he was the chairman of the board of ImClone. From July 1993 to July 2010, Mr. Icahn served as a director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies. From May 2005 to January 2010, Mr. Icahn served as a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. Mr. Icahn was a director of WCI Communities, Inc., a homebuilding company, from August 2007 to September 2009 and served as chairman of the board of WCI from September 2007 to September 2009. In December 2007, Mr. Icahn became a Director of Federal-Mogul Corporation, a supplier of automotive products, and since January 2008, has been the Chairman of the Board of Federal-Mogul. Mr. Icahn was a director of Motricity, Inc., a company that provides mobile content services and solutions, from April 2008 to January 2010. Mr. Icahn was a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide, from August 2008 to October 2009. Mr. Icahn received his B.A. from Princeton University.

ANNEX B

Attachment 2

Information about Nominees

Name:	A.B. Krongard

Age:	74

Business
Address:	REDACTED

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Krongard does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Krongard has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Mr. Krongard serves as an outside director on the Global Board of DLA Piper. DLA Piper is one of the world’s largest law firms with over 2,800 lawyers in 49 offices in 18 countries. In addition, he is the Lead Director of Under Armour Inc. where he chairs the Audit Committee. He is also a member of the Board of Iridium Communications Inc. and In-Q-Tel. He serves as Vice Chairman of the Johns Hopkins Health System, Chairman of The Baltimore Police Foundation and member of the audit committee of Apollo Global Management, LLC.

Mr. Krongard retired from the Central Intelligence Agency on November 30, 2004 where he had been Executive Director since March, 2001. Prior to this appointment, Mr. Krongard served as Counselor to the Director of Central Intelligence from February 2, 1998, after a 29-year career in investment banking.

Mr. Krongard had previously worked in various capacities at Alex. Brown Incorporated, the nation’s oldest investment banking firm. In 1991, he was elected as Chief Executive Officer and assumed the additional duties of Chairman of the Board in 1994. Upon the merger of Alex Brown with Bankers Trust Corporation in September 1997, Mr. Krongard became Vice Chairman of the Board of Bankers Trust and served in such capacity until joining the Central Intelligence Agency.

Mr. Krongard served as Chairman of the Securities Industry Association in 1996 and was named the Outstanding Executive in the financial services industry in 1995 and 1996 by Financial World. In 1997, he received the Golden Plate Award from the American Academy of Achievement.

Mr. Krongard received an A.B. Degree with honors from Princeton University in 1958 and a Juris Doctor Degree with honors from the University of Maryland School of Law in 1975.

ANNEX B

Attachment 3

Information about Nominees

Name:	David Schechter

Age:	36

Business	Icahn Capital LP, 767 Fifth Avenue, 47th
Address:	Floor, New York, NY 10153

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Schechter currently co-executes a small/mid cap investment strategy across all industries as a Portfolio Manager of the Sargon Portfolio for Icahn Capital LP, the entity through which Carl C. Icahn manages third party investment funds. Prior to April 2010, Mr. Schechter served as a Managing Director for Icahn Capital LP and in a variety of investment advisory roles for Mr. Icahn since 2004, providing investment and strategic advice across multiple industries, asset classes, and geographies. Mr. Schechter serves on the board of directors of The Hain Celestial Group, Inc, a natural and organic food and personal care products company, Federal-Mogul Corp, an automotive parts supplier, WestPoint International, Inc., a manufacturer of bed and bath home fashion products, Mentor Graphics Corporation, a provider of electronic hardware and software design solutions, and XO Holdings, Inc., a telecommunications services provider. With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Schechter previously served as a director of WCI Communities, Inc., a homebuilding company, and BKF Capital Group, Inc., an investment advisory business. Prior to joining Mr. Icahn in January 2004, Mr. Schechter served as a Vice President of Global Special Situations at Citigroup, a unit responsible for making proprietary investments in distressed situations. Mr. Schechter received a B.S. in Economics, cum laude, from the Wharton School at the University of Pennsylvania in May 1997.

Mr. Schechter has an interest in the election of directors at the Annual Meeting indirectly through his profit interests in the Shares held by the Direct Beneficial Owners as described below.

In connection with his employment by Icahn Capital LP, David Schechter has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including the Corporation. The participatory interest of Mr. Schechter entitles him to 5.1% of the aggregate profits from such investments after an 8% hurdle rate is achieved. Other than in respect of such participatory interest (to the extent applicable), Mr. Schechter does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

ANNEX B

Attachment 4

Information about Nominees

Name:	William A. Leidesdorf

Age:	66

Business	2542 Quarry Lake Drive
Address:	Baltimore, MD 21209

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Leidesdorf does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Leidesdorf has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Mr. Leidesdorf has been the owner and managing director of Renaissance Hamptons Mayfair, LLC, a company primarily engaged in acquiring multifamily residential properties, since October 2008. Previously, from June 1997 through October 2008, Mr. Leidesdorf was an owner and a managing director of Renaissance Housing, LLC, a company primarily engaged in the acquisition of multifamily housing properties, many of which were subject to various federal and state regulatory requirements. From April 1995 through December 1997, Mr. Leidesdorf acted as an independent real estate investment banker. Mr. Leidesdorf is also a principal in Bedrock Investment Management Group, LLC, a company engaged in the acquisition of troubled residential subdivisions. Mr. Leidesdorf has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since March 1991, and is a member of its audit committee. Since December 2003, Mr. Leidesdorf has served as a director and member of the audit committee of American Entertainment Properties Corp. From May 2005 until November 15, 2007, Mr. Leidesdorf served as a director and member of the audit committee of Atlantic Coast Entertainment Holdings, Inc. Mr. Leidesdorf was a director of Renco Steel Group, Inc. and was a director, during its bankruptcy, of its subsidiary, WCI Steel, Inc., a steel producer which filed for Chapter 11 bankruptcy protection in September 2003. From 1996 through 2002, Mr. Leidesdorf was a director of the Simpson Housing Limited Partnership, a privately held real estate investment trust.

ANNEX B

Attachment 5

Information about Nominees

Name:	Vincent J. Intrieri

Age:	55

Business	Icahn Capital LP, 767 Fifth Avenue, 47th Floor
Address:	New York, NY 10153

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Intrieri does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Intrieri has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D and through an investment in Icahn Partners.

Mr. Intrieri served as a Senior Managing Director of Icahn Capital Management L.P. from August 8, 2007 until December 31, 2007, and, since January 1, 2008, Mr. Intrieri has served as a Senior Managing Director of Icahn Capital L.P., the entity through which Carl C. Icahn manages third party investment funds. Since November 2004, Mr. Intrieri has been a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners, and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master III. Mr. Intrieri has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. since July 2006. Since November 2005, Mr. Intrieri has been a director of WestPoint International, Inc., a manufacturer and distributor of home fashion consumer products. Mr. Intrieri also serves on the board of directors of Federal-Mogul Corporation, a supplier of automotive products. Since December 2007, Mr. Intrieri has been chairman of the board and a director of PSC Metals, Inc. and, since December 2006, he has been a director of National Energy Group, Inc. Since January 1, 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp. and High River Limited Partnership, entities primarily engaged in the business of holding and investing in securities. From April 2005 through September 2008, Mr. Intrieri served as the President and Chief Executive Officer of Philip Services Corporation, an industrial services company. Since August 2005, Mr. Intrieri has served as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars. From March 2005 to December 2005, Mr. Intrieri was a Senior Vice President, the Treasurer and the Secretary of American Railcar Industries. Since April 2003, Mr. Intrieri has been chairman of the board of directors and a director of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. Since March 2011, Mr. Intrieri has served as a director of Dynegy Inc., a company primarily engaged in the production and sale of electric energy, capacity and ancillary services. From November 2006 to November 2008, Mr. Intrieri served on the board of directors of Lear Corporation, a global supplier of automotive seating and electrical power management systems and components. From August 2008 through September 2009, Mr. Intrieri was a director of WCI Communities, Inc., a homebuilding company. Mr. Intrieri also serves on the board of directors of XO Holdings, Inc., a telecommunications company. Since January 4, 2011, Mr. Intrieri has been a director of Motorola Solutions, Inc., a provider of communication products and services. With respect to each company mentioned above, Mr. Carl Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Intrieri is a certified public accountant.

ANNEX B

Attachment 6

Information about Nominees

Name:	James L. Nelson

Age:	62

Business Address:	REDACTED

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Nelson does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Nelson has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

James L. Nelson has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since June 2001 and is a member of its audit committee. Since December 2003, Mr. Nelson has served as a director and member of the audit committee of American Entertainment Properties Corp. From May 2005 until November 15, 2007, Mr. Nelson served as a director and member of the audit committee of Atlantic Coast Entertainment Holdings, Inc., the owner and operator of The Sands Hotel and Casino in Atlantic City until November 2006. From 1986 until 2009, Mr. Nelson was Chairman and Chief Executive Officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company. From March 1998 through 2003, Mr. Nelson was Chairman and Chief Executive Officer of Orbit Aviation, Inc., a company engaged in the acquisition and completion of Boeing Business Jets for private and corporate clients. From August 1995 until July 1999, Mr. Nelson was Chief Executive Officer and Co-Chairman of Orbitex Management, Inc., a financial services company in the mutual fund sector. From August 1995 until March 2001, he was on the Board of Orbitex Financial Services Group. From April 2003 through April 2010, Mr. Nelson served as a director and Chairman of the audit committee of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. From January 2008 through June 2008, Mr. Nelson served as a director and member of the audit committee of Shuffle Master, Inc., a gaming manufacturing company. From March 2008 until March 2010, Mr. Nelson was a director and served on the audit committee of Pacific Energy Resources Ltd., an energy producer. Since April 2008, Mr. Nelson has served as a director and currently serves as Chairman of the audit committee of the board of directors of Cequel Communications, an owner and operator of a large cable television system. Since March 2010, Mr. Nelson has served as a director and member of the audit committee of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts. Since April 2010, Mr. Nelson has served as a director and member of the audit committee of Take Two Interactive Software, Inc. a publisher, developer, and distributor of video games and video game peripherals. Since June 2011, Mr. Nelson has served as a director and member of the compensation committee of Motricity, Inc., a company that provides mobile content services and solutions.

ANNEX B

Attachment 7

Information about Nominees

Name:	Jack G. Wasserman

Age:	74

Business Address:	REDACTED

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Wasserman does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Wasserman has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Jack G. Wasserman has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since December 1993 and is chairman of its audit committee. Since December 2003, Mr. Wasserman has served as a director and chairman of the audit committee of American Entertainment Properties Corp. From May 2005 until November 15, 2007, Mr. Wasserman has served as a director and chairman of the audit committee of Atlantic Coast Entertainment Holdings, Inc. Mr. Wasserman is an attorney and a member of the Bars of New York, Florida and the District of Columbia. From 1966 until 2001, he was a senior partner of Wasserman, Schneider, Babb & Reed, a New York-based law firm, and its predecessors. Since September 2001, Mr. Wasserman has been engaged in the practice of law as a sole practitioner. Since December 1998, Mr. Wasserman has been a director of National Energy Group, Inc. Mr. Wasserman is also a director of Cadus Corporation, a biotechnology company controlled by Mr. Icahn. Since March 2004, Mr. Wasserman has been a director of Wendy’s/Arby’s Group, Inc., formerly Triarc Companies, Inc., an owner and franchisor of the Wendy’s and Arby’s restaurant systems. Mr. Wasserman serves as chairman of the ERISA committee and as a member of the audit and compensation committees of Wendy’s/Arby’s Group, Inc.

ANNEX B

Attachment 8

Information about Nominees

Name:	Daniel A. Ninivaggi

Age:	47

Business	Icahn Capital LP, 767 Fifth Avenue, 47th Floor
Address:	New York, NY 10153

Residence
Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Ninivaggi does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Ninivaggi has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D and indirectly through certain options to purchase depositary units of Icahn Enterprises L.P.

Daniel A. Ninivaggi has served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 5, 2010, and as its Principal Executive Officer, or chief executive, since August 4, 2010. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 through 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Lear Corporation filed for bankruptcy in July 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. From December 2009 to May 2011, Mr. Ninivaggi has also served as a director of CIT Group Inc., a bank holding company. Mr. Ninivaggi also serves as a director of Federal–Mogul Corporation, a supplier of automotive products, and XO Holdings, Inc., a telecommunications company. Since December 2010, Mr. Ninivaggi has served as a director of Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions. Since January 6, 2011, Mr. Ninivaggi has also served as the Interim President and Interim Chief Executive Officer and a director of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts.

ANNEX B

Attachment 9

Information about Nominees

Name:	Brett Icahn

Age:	31

Business Address:	Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153

Residence Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Brett Icahn currently co-executes a small/mid cap investment strategy across all industries as a Portfolio Manager of the Sargon Portfolio for Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds and where Brett Icahn was an investment analyst from 2002 until April 2010. Since January 2010, Mr. Brett Icahn has served on the board of directors of Motricity, a company that provides mobile content services and solutions. Since April 2010, he has served on the board of directors of Take–Two Interactive Software, Inc., a global developer, marketer, distributor and publisher of interactive entertainment software games for the PC. Mr. Brett Icahn has also served as a director of the Hain Celestial Group, Inc., a natural organic products company, and Cadus, a company engaged in the ownership and licensing of yeast–based drug discovery technologies, since July 2010. From November 2006 to December 2007, Mr. Brett Icahn served on the board of directors of HowStuffWorks.com, an internet resource acquired by Discovery Communications in 2007. In addition, Mr. Brett Icahn is the Vice President of Modal LLC, a company wholly owned and controlled by Mr. Carl Icahn. Mr. Brett Icahn is the son of Mr. Carl Icahn. With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Brett Icahn received a B.A. from Princeton University.

Brett Icahn has an interest in the election of directors at the Annual Meeting indirectly through his profit interests in the Shares held by the Direct Beneficial Owners as described below.

In connection with his employment by Icahn Capital LP, Brett Icahn has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including the Corporation. The participatory interest of Brett Icahn entitles him to 5.1% of the aggregate profits from such investments after an 8% hurdle rate is achieved. Other than in respect of such participatory interest (to the extent applicable), Brett Icahn does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

ANNEX B

Attachment 10

Information about Nominees

Name:	Glenn R. Zander

Age:	64

Business Address:	REDACTED

Residence Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Zander does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Zander has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Mr. Zander was the Chief Executive Officer, President and director of Aloha Airgroup, Inc., a privately owned passenger and cargo transportation airline, from 1994 to 2004. From 1990 to 1994, Mr. Zander served as Vice Chairman, Co-Chief Executive Officer and director of Trans World Airlines, an international airline. He also served as Chief Financial Officer of TWA within that period. During 1992 and 1993, Mr. Zander served as the Chief Restructuring Officer of TWA following its Chapter 11 bankruptcy in 1992 and its emergence therefrom in 1993. From 2004 to 2009, Mr. Zander served as a director of Centerplate, Inc., a provider of food/concession services at sports facilities and convention centers in the United States and Canada.

ANNEX B

Attachment 11

Information about Nominees

Name:	Randolph C. Read

Age:	59

Business Address:	REDACTED

Residence Address:	REDACTED

Principal Occupation or Employment:	See below

Citizenship:	United States of America

Mr. Read does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Read has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Mr. Read is the Chairman, President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC, a private equity investment fund, a position he has held since 2009. During 2007-2009, Mr. Read was President and Executive Director, Office of the Chairman of The Greenspun Corporation. Mr. Read has also previously served as President, Wynn Development Co., subsidiary of Wynn Resorts, Ltd.; President, Knowledge Universe Business Group, Inc. and President, Knowledge Universe Capital Co., LLC; President and Chief Executive Officer, International Capital Markets Group, Inc.; Senior Partner, The International Capital Access Group, Inc.; Chairman, President and Chief Executive Officer of American Strategic Investments, L.P.; Chairman of the Board, Shopping.com, Inc.; Senior Vice President, Chief Financial and Planning Officer, Stone Container Corporation; and Senior Vice President – Finance, Treasurer, and Chief Financial Officer, Cintas Corporation. Mr. Read currently serves on the Advisory Board of the Flying Food Group, LLC (a private company). Mr. Read has previously served on numerous public and private company Board of Directors, including Shopping.com, Inc. (Chairman), Abitibi-Consolidated Corporation (Canada), Spring Group, plc (U.K.), Venepal, S.A.C.A. (Venezuela), and Regent Air, Inc., among others, as well as many non-profit Board of Directors, including the Cleveland Clinic Lou Ruvo Center for Brain Health, among others. Mr. Read has an MBA in Finance from the Wharton Graduate School, University of Pennsylvania and is a C.P.A.

ANNEX C

The written consent of each Nominee to being named as a nominee for election as a director of the Corporation and to serve as a director if elected and a statement from each Nominee that such Nominee, if elected, intends to tender a resignation effective upon such Nominee’s failure to receive the required vote for re-election at the next meeting at which such Nominee would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Bylaws, is attached to this Annex C. If the Corporation requests original signed statements of consents, the Record Holder will provide them.

ANNEX C

Attachment 1

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Carl C. Icahn
Name: Carl C. Icahn

ANNEX C

Attachment 2

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 16, 2011

/s/ A.B Krongard
Name: A.B. Krongard

ANNEX C

Attachment 3

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ David Schechter
Name: David Schechter

ANNEX C

Attachment 4

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ William Leidesdorf
Name: William Leidesdorf

ANNEX C

Attachment 5

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Vincent J. Intrieri
Name: Vincent J. Intrieri

ANNEX C

Attachment 6

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ James L. Nelson
Name: James L. Nelson

ANNEX C

Attachment 7

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Jack G. Wasserman
Name: Jack G. Wasserman

ANNEX C

Attachment 8

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Daniel A. Ninivaggi
Name: Daniel A. Ninivaggi

ANNEX C

Attachment 9

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Brett Icahn
Name: Brett Icahn

ANNEX C

Attachment 10

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Glenn R. Zander
Name: Glenn R. Zander

Attachment 1

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated: August 18, 2011

/s/ Randolph C. Read
Name: Randolph C. Read

ANNEX D

Attached to this Annex D is the form of agreement to be entered into by the Nominees (other than Carl Icahn, Brett Icahn, David Schechter, Vincent Intrieri and Daniel Ninivaggi) and an affiliate of the Record Holder pursuant to which such affiliate has agreed to pay certain fees to certain of such Nominees and to indemnify each such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting.

ICAHN CAPITAL LP

August 17, 2011

To the undersigned potential nominee:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the “Slate”) to stand for election as directors of The Clorox Company (“Clorox”) in connection with a proxy contest with management of Clorox in respect of the election of directors of Clorox at the 2011 Annual Meeting of Stockholders of Clorox (the “Annual Meeting”), expected to be held in the winter of 2011, or a special meeting of stockholders of Clorox called for a similar purpose (the “Proxy Contest”).

Icahn Capital LP (“Icahn”) agrees to pay the costs of the Proxy Contest.

In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Clorox at the Annual Meeting or a special meeting of stockholders of Clorox called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Clorox, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Clorox, or (iii) the withdrawal of the Proxy Contest by Icahn.4

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Clorox and for use in creating the proxy material to be sent to shareholders of Clorox and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Mark DiPaolo, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4361, Fax: (212) 688-1158, Email: mdipaolo@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Clorox informing Clorox that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Clorox and, if elected, consent to serving as a director of Clorox. You also will make a statement in the attached instrument that if elected, you intend to tender a resignation effective upon your failure to receive the required vote for re-election at the next meeting at which you would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Clorox.

[4]	This paragraph is only contained in the applicable agreement with each of Messrs. Krongard, Zander and Read.

Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Clorox on the Slate (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Clorox’s Board of Directors or for any actions taken by you as a director of Clorox, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Clorox all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Clorox and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Clorox.

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

ICAHN CAPITAL LP

By:
Name:	Edward E. Mattner
Title:	Authorized Signatory

Agreed to and Accepted as

of the date first above written:

Name:

Attachment to Nominee Agreement

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of The Clorox Company (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II L.P. (“Icahn Master II”), and Icahn Partners Master Fund III L.P. (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Holders”) and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2011 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected. If elected, the undersigned hereby states that he intends to tender a resignation effective upon the undersigned’s failure to receive the required vote for re-election at the next meeting at which the undersigned would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company’s Amended and Restated Bylaws.

Dated:

Name: